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                                                                    EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated October 12, 2001 and February 26, 2002 included in Inverness Medical Innovations, Inc.'s Form 8-K/A filed on April 24, 2002 and to all references to our Firm included in this registration statement.



                                              /s/ Amper Politziner & Mattia PC


November 6, 2002
Edison, New Jersey